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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) May 24, 1999
                                                          -------------


                           CARAUSTAR INDUSTRIES, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)


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
            North Carolina                              0-20646                              58-1388387
----------------------------------------       -----------------------          ------------------------------------
     (State or Other Jurisdiction              (Commission File Number)         (I.R.S. Employer Identification No.)
           of Incorporation)


                             3100 Washington Street
                             Austell, Georgia 30106
     ----------------------------------------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)


                                 (770) 948-3101
     ----------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
     ----------------------------------------------------------------------
              (Former name or address, if changed from last report)




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
Item 7.           Exhibits.
                  ---------
         The following exhibits are filed as part of this report.

         Exhibit 1.1 - Underwriting Agreement, dated as of May 26, 1999.

         Exhibit 4.2 - Form of First Supplemental Indenture.

         Exhibit 4.3 - Form of Global Note (included in Exhibit 4.2).

         Exhibit 10.1 - Amended and Restated Rights Agreement, dated as of May 24, 1999.

         Exhibit 10.2 - Amendment No. 1 to the Company's 1996 Director Equity Plan.

         Exhibit 12.1 - Statement Regarding Calculation of Ratio of Earnings to Fixed Charges.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 28, 1999

                                CARAUSTAR INDUSTRIES, INC.

                                By:      /s/ H. Lee Thrash, III
                                         ------------------------
                                         H. Lee Thrash, III
                                         Vice President and
                                         Chief Financial Officer























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                                  Exhibit Index

         The following exhibits are filed as part of this report.

         Exhibit 1.1 - Underwriting Agreement, dated as of May 26, 1999.

         Exhibit 4.2 - Form of First Supplemental Indenture.

         Exhibit 4.3 - Form of Global Note (included in Exhibit 4.2).

         Exhibit 10.1 - Amended and Restated Rights Agreement, dated as of May 24, 1999.

         Exhibit 10.2 - Amendment No. 1 to the Company's 1996 Director Equity Plan.

         Exhibit 12.1 - Statement Regarding Calculation of Ratio of Earnings to Fixed Charges.


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